UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.

747 Third Avenue, 31st Floor, New York, NY  10017

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017

1(800) 366-6223

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Item 1. Proxy Voting Record.
Vote Summary Report
Jul 01, 2008 - Jun 30, 2009

MATRIX ADVISORS VALUE FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/08/09 - A	Alcoa Inc. *AA*		013817101		02/11/09		196,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditor	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 6 percent is equal to the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr
As such, we believe this proposal warrants shareholder support.

04/27/09 - A	American Express Co. *AXP*		025816109		02/27/09		56,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	For	Against			Mgmt

Vote Recommendation        The company provides a variety of generous compensation programs for the NEOs, though the company has taken steps over time to link these programs to performance. The company argues that using a variety of criteria reduces the risk that may be associated with relying too heavily on stock price. However, American Express may be an example of a company that goes so far in using qualitative benchmarks that executives’ pay may be somewhat insulated from the company’s financial performance. Further, various programs providing for post-termination cash compensation effectively insulate top management (particularly the CEO) from future performance-based risk (barring the company’s complete collapse.) On balance, the programs seem both overly generous and subjective. Under the company’s calculations the fact that prior grants of options and RSUs are underwater suggests that comparatively compensation has gone down, but cash compensation for many of the NEOs remains high. Restrictions the company has taken to meet costs, such as reducing salaries and ending 401k matching, appear to fall more heavily on management other than the NEOs, and particularly Mr. Chenault. Considering all these factors, RMG recommends a vote against the MSOP.

	4	Provide for Cumulative Voting	Against	For			ShrHoldr

Conclusion        In this case, the company fails to meet the requirements listed above. The company has adopted a majority voting standard with a plurality carve-out and director resignation policy. However, the company does not have proxy access or a similar structure. According to the company's proxy materials, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the company at the company's principal executive offices. The notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. Consequently, this disclosure does not suggest that the company proactively encourages and considers shareholder input into the nomination process. Accordingly, the proposal does not warrant shareholder support.

	5	Amend Bylaws-- Call Special Meetings	Against	For			ShrHoldr
The adoption of this proposal would constitute an enhancement to existing shareholder rights and, as such, this proposal warrants shareholder support.

03/10/09 - A	Analog Devices, Inc. *ADI*		032654105		01/16/09		122,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr
Vote Recommendation RMG recommends that shareholders support this proposal.

12/05/08 - S	Bank of America Corp. *BAC*		060505104		10/10/08		103,784
	1	Issue Shares in Connection with Acquisition	For	For			Mgmt
Given the current state of flux in the markets, on balance we do not have enough public information to recommend BAC shareholders to vote against the proposed transaction.
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 8 percent is equal to or less than the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

	3	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 2,500,000,000 shares is below the allowable threshold of 6,375,000,000 shares.
	4	Adjourn Meeting	For	For			Mgmt
Where ISS is supportive of the underlying transaction, we support the narrowly-crafted proposal to adjourn the meeting in order to permit further solicitation.

04/29/09 - A	Bank of America Corp. *BAC*		060505104		03/04/09		177,084
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William Barnet, III --- For

A vote AGAINST Kenneth D. Lewis, O. Temple Sloan, Jr., Jackie M .Ward, Frank P. Bramble, Sr., Monica C. Lozano and Robert L. Tillman is warranted due to poor oversight of management.         Shareholders should be aware that the company has a majority vote standard for director elections. Under the company’s governance guidelines, a director who is not elected at the annual meeting under Delaware law must offer to resign from the board. Therefore, a vote AGAINST a director may have the effect of removing directors from the board. The oversight failures at BAC and the magnitude of the corresponding shareholder losses warrant removal of the aforementioned directors.

	1.2	Elect Director Frank P. Bramble, Sr. --- Against
	1.3	Elect Director Virgis W. Colbert --- For
	1.4	Elect Director John T. Collins --- For
	1.5	Elect Director Gary L. Countryman --- For
	1.6	Elect Director Tommy R. Franks --- For
	1.7	Elect Director Charles K. Gifford --- For
	1.8	Elect Director Kenneth D. Lewis --- Against
	1.9	Elect Director Monica C. Lozano --- Against
	1.10	Elect Director Walter E. Massey --- For
	1.11	Elect Director Thomas J. May --- For
	1.12	Elect Director Patricia E. Mitchell --- For
	1.13	Elect Director Joseph W. Prueher --- For
	1.14	Elect Director Charles O. Rossotti --- For
	1.15	Elect Director Thomas M. Ryan --- For
	1.16	Elect Director O. Temple Sloan, Jr. --- Against
	1.17	Elect Director Robert L. Tillman --- Against
	1.18	Elect Director Jackie M. Ward --- Against
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	For	Against			Mgmt

On a holistic review of the company’s executive compensation programs, shareholders have to balance between the positives and negatives of the various programs. With the ongoing financial crisis in the global economy, investors expect to see a sea change in compensation programs that would not incentivize short-term rewards or risky behavior. In this case, the lack of transparency in the CD&A about the incentive compensation program does not provide adequate assurance to investors that the company will adopt rigorous pre-established and disclosed performance-based program that would align with shareholders’ interests. Compounding the issue is the lack of disclosure on the sizable relocation package coupled with tax gross-up provided to a current executive. Therefore, an AGAINST vote is warranted.

	4	Report on Government Service of Employees	Against	Against			ShrHoldr

In some cases, companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company’s operations. The proponent raises a valid concern regarding the potential for government related conflicts of interest; however, existing regulation provides certain limitations of such conflicts. The company also has specific policies and oversight published in its Code of Ethics to avoid such conflicts of interest and lists previous positions held by its directors in its proxy statement and on its Web site. Further, although there was a government related controversy at Countrywide Financial, these incidents occurred prior to Bank of America’s acquisition of Countrywide and there does not appear to be controversies at Bank of America pertaining to a conflict of interest derived from former government employees now working for the company. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Therefore, a vote against this resolution is recommended.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr
Given that approval of this proposal would represent an enhancement to shareholder rights, the proposal warrants shareholder support.
	6	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet the requirements listed above. The company has adopted a majority voting standard with a plurality carve-out and director resignation policy. However, the company does not have proxy access or a similar structure. According to the company’s proxy materials, a shareholder recommending a candidate must submit the proposal in writing by no later than October 15th of the preceding year. The proposal must include certain information about the stockholder, a description of all arrangements or understandings among the stockholder and the candidate and any other parties; a written consent of the proposed nominee to serve if elected by stockholders and to comply with the company regulations and policies. Consequently, this disclosure does not suggest that the company proactively encourages and considers shareholder input into the nomination process. Accordingly, the proposal warrants shareholder support.

	7	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr
Given that the proposal would constitute an enhancement to existing shareholder rights, this item warrants shareholder support.
	8	Require Independent Board Chairman	Against	For			ShrHoldr
Based on the incomplete lead director duties, poor performance and problematic governance concerns, this binding item warrants shareholder support.
	9	Report on Predatory Lending Policies	Against	For			ShrHoldr

Given the company’s potential exposure to sub-prime credit card borrowers and a $5.2 billion increase (totaling $15.3 billion in 2008) in net losses for its Managed Card Services from 2007 to 2008, shareholders could benefit from enhanced transparency into the company’s policies and practices relating to higher risk credit card lending practices. Therefore, taking into account the fact that this proposal is not prescriptive and affords the company a degree of flexibility in the scope of its response, providing the lack of transparency on the company’s credit card policies and practices relating to a business segment which may be at higher risk of charge-offs and increases in delinquency rates, and in light of Bank of America’s exposure to mounting related regulatory pressures, this resolution merits shareholder support.

	10	Adopt Principles for Health Care Reform	Against	Against			ShrHoldr

Bank of America appears to have some disclosure available on its company-specific health care initiatives, including its employee health care benefits as well as certain consumer health care products, such as Health Savings Accounts and health insurance services through a partnership with Alliant Health. While there is an apparent lack of disclosure by Bank of America regarding its position on broader health care public policy issues and related reforms, the health care policy issue reaches beyond the scope of any one company and is more properly the province of legislative activity and regulatory action. Furthermore, the recommended health care principles may be perceived as overly prescriptive and may limit management's flexibility with respect to future developments, where management should otherwise be afforded the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company. Finally, the adoption of the proponent’s proposed IOM health care principles or other similar principles would not clearly mitigate health care risks to the company and its shareholders. Therefore, shareholder support for the resolution is not warranted.

	11	TARP Related Compensation	Against	For			ShrHoldr

This precatory shareholder proposal merits support because the company has not indicated to shareholders any potential changes made to its executive compensation programs. The company provided a sizable tax gross-up payment on a relocation package for a named executive officer. However, disclosure is quite limited in that regard.

05/05/09 - A	Bristol-Myers Squibb Co. *BMY*		110122108		03/12/09		93,000
	1	Elect Director L. Andreotti	For	For			Mgmt
	2	Elect Director L. B. Campbell	For	For			Mgmt
	3	Elect Director J. M. Cornelius	For	For			Mgmt
	4	Elect Director L. J. Freeh	For	For			Mgmt
	5	Elect Director L. H. Glimcher	For	For			Mgmt
	6	Elect Director M. Grobstein	For	For			Mgmt
	7	Elect Director L. Johansson	For	For			Mgmt
	8	Elect Director A. J. Lacy	For	For			Mgmt
	9	Elect Director V. L. Sato	For	For			Mgmt
	10	Elect Director T. D. West, Jr.	For	For			Mgmt
	11	Elect Director R. S. Williams	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Increase Disclosure of Executive Compensation	Against	Against			ShrHoldr
Vote Recommendation This proposal does not warrant shareholder support.
	14	Reduce Supermajority Vote Requirement	Against	Against			ShrHoldr

Vote Recommendation        Given that the only supermajority provision currently maintained by the company protects shareholders and does not serve to entrench the board, this proposal does not warrant shareholder support.

	15	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

Vote Recommendation        The proposal seeks to empower investors with the right to call special meetings, which is in the best interests of shareholders. The proposal limits the right to call a special meeting to an aggregate of at least 10 percent of the outstanding shares. As this is a reasonable threshold, this proposal warrants shareholder support.

	16	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr
Vote FOR this proposal as it would allow shareholders a voice in a company's executive compensation practices and would be a confidence vote on the work of the compensation committee.

04/15/09 - A	Carnival Corp. *CCL*		143658300		02/17/09		103,000
This is a duplicate meeting for ballots received via the Broadridge North American Ballot distribution system.
	1	Elect Directors	For	For			Mgmt
	2	TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS INDEPENDENTAUDITORS FOR CARNIVAL PLC.	For	For			Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE TO THE REMUNERATION OF THE INDEPENDENT AUDITORS.	For	For			Mgmt
	4	TO RECEIVE THE UK ACCOUNTS AND REPORTS OF THE DIRECTORS AND AUDITORS OF CARNIVAL PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30, 2008.	For	For			Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30, 2008.	For	Against			Mgmt

The guaranteed bonus to Pier Luigi Foschi and the excessive benefits to Micky Arison and Howard Frank for personal aircraft use and personal use of sporting event tickets run counter to the pay for performance philosophy that dictates both UK and U.S. executive remuneration best practice guidelines. In light of the new SEC disclosure rules on executive and director compensation, many companies are eliminating unwarranted perks, such as personal use of aircraft and car allowances. Additionally, it is noted that the Pier Luigi Foschi's guaranteed bonus is a contractual agreement; however, the company’s Remuneration Committees appear to have severed the pay for performance link by entering into a service contract that provide for guaranteed bonuses, regardless of financial and operational results, for an extended period of time. Therefore, this proposal does not merit support.

	6	TO INCREASE THE AMOUNT OF THE AUTHORIZED BUT UNISSUED SHARE CAPITAL OF CARNIVAL PLC.	For	For			Mgmt
	7	TO ADOPT THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF CARNIVAL PLC.	For	For			Mgmt
	8	TO APPROVE CERTAIN AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF CARNIVAL PLC, TO TAKE EFFECT FROM OCTOBER 1, 2009.	For	For			Mgmt
	9	TO APPROVE THE GIVING OF AUTHORITY FOR THE ALLOTMENT OF NEW SHARES BY CARNIVAL PLC.	For	For			Mgmt
	10	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS IN RELATION TO THE ALLOTMENT OF NEW SHARES BY CARNIVAL PLC.	For	For			Mgmt
	11	TO APPROVE A GENERAL AUTHORITY FOR CARNIVAL PLC TO BUY BACK CARNIVAL PLC ORDINARY SHARES IN THE OPEN MARKET.	For	For			Mgmt

05/27/09 - A	Chevron Corporation *CVX*		166764100		04/01/09		39,500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

Going forward, the Compensation Committee should consider re-designing the bonus program to set meaningful and disclosed performance measures and goals. The current design could provide large bonus payouts without taking into consideration the real underlying performance of the company. At this time, the Compensation Committee's actions will continue to be monitored. Although a WITHHOLD vote may be recommended in the future if the existing bonus program continues, at this time, shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	4	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VI. Vote Recommendation         It is recommended that shareholders vote FOR amendments to reapprove performance goals in existing compensation plans to comply with the provisions of Section 162(m), which would permit the company to receive favorable tax treatment.

	5	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to enhance shareholders with the right to call special meetings, which is in the best interests of shareholders. The proposal limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. This is a reasonable threshold, consistent with many state statutes. Hence, this item warrants shareholder support.

	6	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

The advisory vote would provide shareholders a voice in a company's executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. Companies are encouraged to allow shareholders to express their opinions on executive compensation practices by establishing an annual referendum. An advisory vote on executive compensation is another step forward in enhancing board accountability.        The recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as disapproval of this company's current compensation practices.

	7	Adopt Quantitative GHG Goals for Products and Operations	Against	Against			ShrHoldr

Chevron has taken a number of voluntary steps to address its GHG emissions and the issue of climate change in general. These policies and initiatives seek broad, strategic solutions to the climate change challenges that face the company. Furthermore, the company appears to proactively manage its current GHG emissions from its operations and it has established performance targets, although not reduction targets, for these emissions, which are verified by an independent third-party. The company does publish an estimate of the GHG emissions from its products; however, it does not set goals for the reduction of emissions from its products.        Additionally, Chevron’s strategic approach to climate change has resulted in its achievement of a “best in class” CDP rating within its sector, placing it in the CDP’s Carbon Disclosure Leadership Index. Coupled with the disclosure of its current operational GHG emissions metrics and goals, Chevron demonstrates a substantial commitment on the part of management to mitigate the company’s exposure to a variety of climate change risks. While the company should continue to improve its current level of disclosure related to its policies and strategies on GHG emissions, this resolution does not warrant shareholder support at this time.

	8	Adopt Guidelines for Country Selection	Against	For			ShrHoldr

The proponents’ underlying concerns regarding investment in countries that have oppressive regimes, such as Burma, Nigeria, Ecuador, and other places where Chevron operates is a topic worthy of review. Due to the national and international public reaction to the events in Burma, such operations could expose a company to political uncertainties posing operational risks, possible government sanctions, reputational loss, consumer boycott, and/or a divestment campaign. Furthermore, companies operating in politically unstable countries, such as Burma, are operationally challenged due to heightened security risks. Companies with operations in high-risk markets should take appropriate steps to ensure that its operations are compliant with applicable federal regulations and are conducted in a manner that protects human rights, public health, and the environment. Burma continues to represent a portion of the company’s operations and, furthermore, continues to represent a source of contention for the international community due to ongoing allegations of human rights abuses and an uncooperative, non-democratic military regime.        In 2008, the scope and prescriptive nature of the proposal’s proposed country selection criteria could have limited the flexibility of the company to properly address its decisions to operate where available resources exist. However, this year’s less prescriptive resolution affords management greater flexibility to employ its own country selection criteria.        Based on the flexibility afforded management to describe its own country selection guidelines, noting the lack of transparency regarding Chevron’s policies governing its decision making process to invest or operate in politically or socially unstable markets, and the benefits that disclosure of a policy informing shareholders of the company’s risk oversight procedures in such regions, this resolution merits shareholder support.

	9	Adopt Human Rights Policy	Against	For			ShrHoldr

Chevron has a publicly available human rights policy which recognizes a number of internationally recognized human rights standards and, in 2008, incorporated its Human Rights Statement into its Business Conduct and Ethics Code. As a result, the inclusion of Chevron’s Human Rights Statement in the code makes it subject to the corporation's compliance processes. However, it is not clear how the company’s compliance process will govern the human rights policy, including management accountability, specific goals, performance metrics, reporting, and evaluation procedures or what specific monitoring and implementation measures will be utilized to oversee compliance with the company’s Human Rights Statement, in specific. Such disclosure is common at companies operating in industries or markets that are exposed to higher levels of risk because of human rights violations, controversy, and/or litigation (such as the Chevron’s operations in Burma, Ecuador, and Nigeria), as it affords shareholders with insight into the company’s commitments to implement its stated policies. For these reasons, this resolution warrants shareholder support.

	10	Report on Market Specific Environmental Laws	Against	Against			ShrHoldr

The proponent points to significant potential risks and liabilities regarding Chevron’s social and environmental track record, expounding primarily on the company’s current liabilities as a result of the lawsuit in Ecuador. While the controversy continues, it is noteworthy that the company has not made public the amount, estimated to be $27 billion, that it may be liable to pay upon the verdict of the Ecuadorian courts, nor any information as to how the company plans to manage this possible outcome. It would be beneficial for the company to increase its disclosure on the efficacy of its existing programs and provide further details and transparency to shareholders relating to its obligation of liability in the countries where it operates, especially in light of recent developments regarding the company’s liability in Ecuador.        However, the approach of this resolution, which asks for disclosure of policies and procedures that guide Chevron’s assessment of host government regulations and laws for more than 100 host countries in which the company operates, would be highly burdensome on the company. For this assessment to be meaningful to shareholders, the report would likely require providing substantial detail on the nuances of each country’s social and environmental laws with respect to their adequacy to protect human health and the environment.        Beyond concerns with the structure of the resolution, at some level, the company addresses the points made in the proposal by implementing a systematic approach to managing operational environmental, social, and health impacts through its OEMS and ESHIA programs, and provides public disclosure on the goals and progress of these systems to concerned stakeholders and shareholders.        The company is likely to continue to face environmental challenges and risks, and the company should continue to report on the efficacy of its existing programs and initiatives to promote its stated commitment to ensure the highest environmental standards wherever Chevron operates. However, based on the concerns with the structure of this resolution, the potential burden of effectively implementing the proposal, and given Chevron’s commitments to improve its existing policies and initiatives as demonstrated by its OEMS and ESHIA programs, this resolution, in its current form, does not warrant shareholder support.

11/13/08 - A	Cisco Systems, Inc. *CSCO*		17275R102		09/15/08		174,000
	1	Elect Director Carol A. Bartz	For	For			Mgmt
Conclusion We recommend a vote FOR the directors with the exception of independent outsider Jerry Yang. We recommend that shareholders vote AGAINST Jerry Yang for poor attendance.
	2	Elect Director M. Michele Burns	For	For			Mgmt
	3	Elect Director Michael D. Capellas	For	For			Mgmt
	4	Elect Director Larry R. Carter	For	For			Mgmt
	5	Elect Director John T. Chambers	For	For			Mgmt
	6	Elect Director Brian L. Halla	For	For			Mgmt
	7	Elect Director John L. Hennessy	For	For			Mgmt
	8	Elect Director Richard M. Kovacevich	For	For			Mgmt
	9	Elect Director Roderick C. McGeary	For	For			Mgmt
	10	Elect Director Michael K. Powell	For	For			Mgmt
	11	Elect Director Steven M. West	For	For			Mgmt
	12	Elect Director Jerry Yang	For	Against			Mgmt
	13	Ratify Auditors	For	For			Mgmt
	14	Amend Bylaws to Establish a Board Committee on Human Rights	Against	Against			ShrHoldr

RMG recognizes that Cisco currently provides information regarding the company’s human rights policies, initiatives and oversight mechanisms. However, while we also believe that Cisco’s existing policies and disclosure of these issues indicates that the company is carefully evaluating human rights issues raised by the company’s activities and policies and appears to be making advancements in these areas, we also believe that Cisco could further enhance aspects of its human rights policies. However, based on the company’s apparent current commitment to address these issues, and given scope and structure of the proponent’s proposal regarding the establishment of a new Board Committee on Human Rights, we do not believe that the requested bylaw change is warranted. As such, we recommend shareholders oppose this resolution.

	15	Report on Internet Fragmentation	Against	For			ShrHoldr

While we recognize Cisco for its efforts on international human rights issues, and the apparent improvements the company has made in its disclosure regarding Internet censorship and its Chinese operations, we believe that including additional information in its existing public documents on policies and practices related to doing business with governments that restrict certain human rights could be beneficial to shareholders without significant expense or burden on the company. As such, we recommend shareholder support for this resolution.

05/13/09 - A	ConocoPhillips *COP*		20825C104		03/16/09		61,800
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 3 percent is below the allowable cap for this company of 5 percent. Additionally, the plan expressly prohibits the repricing of stock options under the plan.

	4	Adopt Principles for Health Care Reform	Against	Against			ShrHoldr

Vote Recommendation        The current health care system poses substantial challenges to U.S. companies. Additionally, transparency regarding ConocoPhillips’ broader public policy position relating to the health care could be increased. However, the adoption of the proponent’s proposed IOM health care principles or other similar principles would not clearly mitigate health care risks to the company and its shareholders.         ConocoPhillips appears to have some disclosure available on its employee health care benefits on its corporate Web site. While there is an apparent lack of disclosure by the company regarding its position on broader health care public policy issues and related reforms, the health care policy issue reaches beyond the scope of any one company and is more properly the province of legislative activity and regulatory action. Furthermore, the recommended health care principles may be perceived as overly prescriptive and may limit management's flexibility with respect to future developments, where management should otherwise be afforded the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not recommended

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr
	6	Report on Political Contributions	Against	For			ShrHoldr

Vote Recommendation        While the company has disclosure on its policies and oversight of its political contribution spending, there is an apparent lack of policies and transparency related to ConocoPhillips’ trade association activities, especially due to the omission of the minimal disclosure on Trade Association spending from the 2006 Sustainable Development Report that had been made available in a previous sustainability report. Additionally, although the company regularly updates its Web site, regarding political expenditures, the company does not appear to have published a sustainability report since 2006.        Detailed line-by-line accounting of trade association payments may not be of significant value to shareholders. Still, a company can be reasonably expected to provide transparency into its general policies and procedures related to trade association participation and spending. Disclosing further information on the types of trade or industry associations that ConocoPhillips may be a member of, the agendas supported by these associations, and ConocoPhillips’ oversight procedures for association spending, could provide shareholders with information that would allow better understanding of the potential value and/or risks associated with the company’s trade association activity without undue cost or burden to the company. Therefore, shareholder support is recommended for this resolution.

	7	Adopt Quantitative GHG Goals for Products and Operations	Against	For			ShrHoldr

Vote Recommendation        ConocoPhillips has provided shareholders with a substantial insight into its evaluation of the future of world-wide energy demand and on its policies and initiatives to address climate change. However, the company’s policies do not appear to establish goals and/or metrics related to the reduction of GHG emissions from its products and operations in the future. Considering ConocoPhillips’ stated commitment to develop GHG targets for its operations and providing the scope of its global operations and the impact that proposed or enacted state, national, and international legislation related to reducing GHG emissions might have on the company, comprehensive GHG metrics suggested by the proponent may be useful for the company and its shareholders as a means of evaluating the company’s ability to effectively respond to increasing public concern, shifting consumer demands and legislative activity on this matter.         Furthermore, this resolution does not prescribe specific goals or timeline for the company to meet its GHG goals; rather, it affords management the flexibility to establish appropriate GHG targets that balance the company’s need to meet consumer demand and maintain operational efficiency. Also, considering the level of research and disclosure that ConocoPhillips already provides, it does not appear that establishing such goals and disclosing them as a part of its existing reporting would be overly costly or burdensome, or would place the company at a competitive disadvantage. Therefore, despite the company’s current level of disclosure related to its policies and strategies on climate change, the adoption of GHG emission goals for ConocoPhillips’ products and operations would be beneficial for both the company and its shareholders by providing a mechanism to maintain its leadership position in this area and could better prepare the company in markets with developing GHG emissions legislation. As such, it is recommended that shareholders vote in favor of this resolution.

	8	Report on Environmental Impact of Oil Sands Operations in Canada	Against	For			ShrHoldr

Vote Recommendation        The requested report does not appear to be overly burdensome or costly to produce. Further, such disclosure could be beneficial for the company and its shareholders by demonstrating the company’s active commitment to mitigate financial, reputational, environmental, and regulatory risk relating to its current and future oil sands operations. Providing the lack of relevant information, disclosing the environmental impacts of the company's expanding oil sands operations in the Athabasca region in Canada would enable shareholders to thoroughly assess the risks and opportunities associated with the company’s increased oil sands operations. As such, a vote in favor of this proposal is recommended.

	9	Require Director Nominee Qualifications	Against	Against			ShrHoldr
It does not appear that the implementation of the shareholder proposal would enhance the company's nomination process. Hence, it is recommended that shareholder do not support this proposal.

04/30/09 - A	Corning Inc. *GLW*		219350105		02/26/09		55,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James B. Flaws --- For

Vote Recommendation        In light of the excessive perquisites provided to James R. Houghton, RMG recommends that shareholders withhold votes from Compensation Committee members John Seely Brown, Gordon Gund, James J. O’Connor, and William D. Smithburg. However, due to Corning’s classified board structure, only Mr. O’Connor stands for election at this year’s annual meeting.

	1.2	Elect Director James R. Houghton --- For
	1.3	Elect Director James J. O'Connor --- Withhold
	1.4	Elect Director Deborah D. Rieman --- For
	1.5	Elect Director Peter F. Volanakis --- For
	1.6	Elect Director Mark S. Wrighton --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr
As such, RMG recommends that shareholders vote FOR the proposal requiring a majority vote standard for the election of directors.
	4	Declassify the Board of Directors	Against	For			ShrHoldr
Accordingly, RMG believes this proposal warrants shareholder support.

03/18/09 - A	Covidien plc *COV*		G2552X108		01/06/09		46,200
	1a	Elect Craig Arnold as Director	For	For			Mgmt
	1b	Elect Robert H. Brust as Director	For	For			Mgmt
	1c	Elect John M. Connors, Jr. as Director	For	For			Mgmt
	1d	Elect Christopher J. Coughlin as Director	For	For			Mgmt
	1e	Elect Timothy M. Donahue as Director	For	For			Mgmt
	1f	Elect Kathy J. Herbert as Director	For	For			Mgmt
	1g	Elect Randall J. Hogan, III as Director	For	For			Mgmt
	1h	Elect Richard J. Meelia as Director	For	For			Mgmt
	1i	Elect Dennis H. Reilley as Director	For	For			Mgmt
	1j	Elect Tadataka Yamada as Director	For	For			Mgmt
	1k	Elect Joseph A. Zaccagnino as Director	For	For			Mgmt
	2	Approve Amended and Restated 2007 Stock and Incentive Plan	For	For			Mgmt
	3	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For			Mgmt

05/28/09 - C	Covidien plc *COV*		G2552X108		04/17/09		50,000
	1	Approve Reincorporation from Bermuda to Ireland through Scheme of Arrangement	For	For			Mgmt
	2	Approve the Creation of Distributable Reserves of Covidien plc	For	For			Mgmt
	3	Adjourn Meeting	For	For			Mgmt

07/18/08 - A	Dell Inc. *DELL*		24702R101		05/23/08		310,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The company notes that the 2008 Plan is substantially identical to the Executive Annual Incentive Bonus Plan that was approved at the 2003 annual meeting and is set to expire at this year's annual meeting. The 2008 Plan is intended to replace the plan adopted in 2003. If approved by shareholders, the 2008 Plan will remain in effect until Feb. 2, 2013.        ISS supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction.

	4	Reimburse Proxy Expenses	Against	For			ShrHoldr

ISS' policy on shareholder proposals calling for reimbursement of proxy expenses is that shareholders should be reimbursed for the reasonable costs incurred in connection with nominating one or more candidates in a contested election, as long as (a) the election of fewer than 50 percent of the directors to be elected is contested in the election; (b) one or more of the dissident’s candidates is elected; (c) shareholders are not permitted to cumulate their votes for directors; and (d) the election occurred, and the expenses were incurred, after the adoption of the bylaw amendment. The company currently has a majority vote standard for the election of directors, with a plurality carve-out for contested elections. The proposal, if effected, would require the company to reimbuse proxy expenses only in successful contested elections which do not effect a change in control of the board, and only in an amount equal to what the company spent to fight the contest. Therefore, the argument made by the company that the proposal would "create a system where nobody with a fiduciary duty to all the shareholders would make decisions about the amount of the reimbursement" does not appear to hold water. Since the proposed amendment satisfies all of the conditions outlined in our policy, ISS recommends shareholders vote FOR the proposal.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Conclusion        ISS' recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company's current compensation practices.

06/03/09 - A	Devon Energy Corp. *DVN*		25179M103		04/06/09		53,800
	1	Elect Directors	For	For			Mgmt
	2	Elect Director Robert A. Mosbacher, Jr.	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt
	4	Approve Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	5	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

04/29/09 - A	eBay Inc. *EBAY*		278642103		03/04/09		145,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Stock Option Exchange Program	For	For			Mgmt

Vote Recommendation        RMG applauds the company for putting its exchange program up for shareholder approval. Based on the aforementioned considerations, RMG believes this proposal warrants shareholder support.

	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 11 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	4	Ratify Auditors	For	For			Mgmt

04/22/09 - A	General Electric Co. *GE*		369604103		02/23/09		80,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For

We recommend a vote FOR the directors with the exception of independent outsider Alan G. (A.G.) Lafley. Due to poor attendance, the reelection of Alan G. (A.G.) Lafley does not merit shareholder support.

	1.2	Elect Director William M. Castell --- For
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Susan Hockfield --- For
	1.5	Elect Director Jeffrey R. Immelt --- For
	1.6	Elect Director Andrea Jung --- For
	1.7	Elect Director Alan G. (A.G.) Lafley --- Against
	1.8	Elect Director Robert W. Lane --- For
	1.9	Elect Director Ralph S. Larsen --- For
	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director James J. Mulva --- For
	1.12	Elect Director Sam Nunn --- For
	1.13	Elect Director Roger S. Penske --- Against
	1.14	Elect Director Robert J. Swieringa --- For
	1.15	Elect Director Douglas A. Warner III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, since the company does not offer proxy access or a similar structure, the company fails to meet all of the requirements listed above. Accordingly, the proposal warrants shareholder support.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

RMG's recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	5	Evaluate the Potential Conversion of the Corporation's Business Units into Four or More Public Corporations and Distribute New Shares	Against	Against			ShrHoldr
	6	Adopt Policy to Cease the Payments of Dividends or Equivalent Payments to Senior Executives for Shares Not Owned	Against	For			ShrHoldr

Because the company's policy to pay dividends on unvested restricted stock may result in significant income that is not performance-based, the adoption of a policy providing that shares must be fully vested prior to dividends being paid on restricted stock would minimize costs to shareholders. As such, we believe that this proposal warrants shareholder support.

	7	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

RMG recognizes that the existing company policy may prevent shareholders from voicing their opinions on overly-generous severance benefits. Moreover, despite the company’s lack of employment, severance, or change in control agreements currently, there is nothing precluding the company from adding them in the future. In such an event, these agreements should be submitted for shareholder approval. RMG believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive "pay for failure" packages that have been witnessed at other companies. Therefore, RMG recommends that shareholders vote FOR this proposal.

05/20/09 - A	Intel Corporation *INTC*		458140100		03/23/09		145,000
	1	Elect Director Charlene Barshefsky	For	For			Mgmt
	2	Elect Director Susan L. Decker	For	For			Mgmt
	3	Elect Director John J. Donahoe	For	For			Mgmt
	4	Elect Director Reed E. Hundt	For	For			Mgmt
	5	Elect Director Paul S. Otellini	For	For			Mgmt
	6	Elect Director James D. Plummer	For	For			Mgmt
	7	Elect Director David S. Pottruck	For	For			Mgmt
	8	Elect Director Jane E. Shaw	For	For			Mgmt
	9	Elect Director John L. Thornton	For	For			Mgmt
	10	Elect Director Frank D. Yeary	For	For			Mgmt
	11	Elect Director David B. Yoffie	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VIII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 8 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	14	Approve Stock Option Exchange Program	For	For			Mgmt

                                    III. Vote Recommendation         While RMG believes that the company could have provided more reasons why the stock price decline is beyond its control, the proposed option exchange program contains several shareholder friendly features. Also, the estimated shareholder value transfer of the company's plans of 8 percent is less than the allowable cap for this company of 12 percent. As such, the proposal warrants shareholder support.

	15	Advisory Vote to Ratify Named Executive Officers' Compensation	For	For			Mgmt
Vote Recommendation The company’s executive compensation practices support a pay for performance philosophy. Accordingly, this proposal warrants shareholder support.
	16	Provide for Cumulative Voting	Against	For			ShrHoldr

Vote Recommendation        In this case, the company fails to meet the requirements listed above. Although Intel has adopted a majority voting standard with a plurality carve-out and director resignation policy, it does not have proxy access or a similar structure. Accordingly, this proposal warrants shareholder support.

	17	Adopt Policy on Human Rights to Water	Against	Against			ShrHoldr

Vote Recommendation        The proponent is requesting that the company create a comprehensive policy articulating the company’s respect for, and commitment to, the Human Right to Water. The proponent raises some significant issues regarding the importance of water to the company’s manufacturing operations, and the proponent also acknowledges that Intel’s water reclamation and efficiency programs are well regarded and have won awards.        Intel discloses and discusses the company’s water use-related initiatives, goals, and metrics in the company’s publicly available corporate responsibility report. The company also discusses strategic considerations of the its water use in its annual report and 10-K. While shareholders would appear to benefit from greater disclosure of the company’s policies and oversight mechanisms related to its water use/efficiency initiatives and goals, Intel’s level of disclosure appears to be sufficient for shareholders to evaluate the company’s performance and commitments to continued improvements in sustainable water use relating to the company’s operations. Therefore, shareholder support for this proposal is not warranted.

01/21/09 - A	Johnson Controls, Inc. *JCI*		478366107		11/20/08		56,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Dennis W. Archer --- Withhold
	1.2	Elect Director Richard Goodman --- For
	1.3	Elect Director Southwood J. Morcott --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Adopt Policy to Obtain Shareholder Approval of Survivor Benefits	Against	For			ShrHoldr
Vote Recommendation For the reasons listed above, this proposal warrants shareholder support.

05/19/09 - A	JPMorgan Chase & Co. *JPM*		46625H100		03/20/09		70,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	For	For			Mgmt

Vote Recommendation        RMG recognizes that JPMorgan Chase fared better than most other financial institutions in terms of its financials and stock performance. Despite better relative performance against comparable companies and with respect to certain units, the company overall performed poorly in absolute terms. The annual bonus program appears to be discretionary in nature rather than tied to pre-established and disclosed performance measures. As noted above, the Compensation Committee does establish certain percentages with respect to the bonus pool but the company did not communicate that information to shareholders. RMG strongly urges the company to provide more insight to its incentive compensation so that shareholders understand how bonus payouts and periodic equity awards are determined. However, there are positive aspects of the company’s executive pay programs. NEOs do not have golden parachutes or other severance agreements. Senior executives are generally required to retain 75 percent of their earned equity awards. The 2009 equity awards have more stringent requirements, where conditional equity awards to an executive may subsequently be reduced if individual or group performance is below expectations, with the goal of incentivizing sustained performance after short-term goals are met. For this program to work effectively, however, the specific terms and the potential impact should be disclosed. Considering all aspects of the company’s executive pay programs, RMG recommends that shareholders vote FOR this item.

	4	Disclose Prior Government Service	Against	Against			ShrHoldr
Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.
	5	Provide for Cumulative Voting	Against	For			ShrHoldr
Adoption of this proposal would enchance shareholders’ rights. As such, shareholder support is warranted.
	6	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr
Given that the proposal would constitute an enhancement to existing shareholder rights, this item warrants shareholder support.
	7	Report on Predatory Lending Policies	Against	Against			ShrHoldr
Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.
	8	Amend Key Executive Performance Plan	Against	For			ShrHoldr
Approval of this proposal would increase shareholders' rights. Therefore, shareholder support is warranted.
	9	Stock Retention/Holding Period	Against	For			ShrHoldr
Shareholder support for this proposal is warranted. Therefore, shareholders should vote FOR this proposal.
	10	Prepare Carbon Principles Report	Against	Against			ShrHoldr
Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.

12/05/08 - S	Merrill Lynch & Co., Inc.		590188108		10/10/08		89,000
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion        Since the beginning of 2008, Merrill has incurred substantial losses, and its largest peers have been acquired at a fire-sale price, declared bankruptcy, or reorganized as bank holding companies. In view of these circumstances, the company's future as an independent entity is far from certain. The terms of the proposed transaction appear to be reasonable, and Merrill shareholders will have the opportunity to continue as shareholders of one of the largest U.S. diversified financial institutions. As such, we believe that this item warrants shareholder support.

	2	Amend Certificate of Incorporation to Permit Holders of Series 2 and 3 Preferred Stock the Right to vote with Common Stock Holders	For	For			Mgmt

Given that approval of this item would be beneficial to all shareholders from a tax perspective, and contains safeguards for holders of common stock that would nullify the amendment in the event the merger is terminated, we believe that this item warrants shareholder support.

	3	Adjourn Meeting	For	For			Mgmt
Where ISS is supportive of the underlying proposals, we may support a narrowly-crafted proposal to adjourn the meeting for the purpose of soliciting additional votes to approve such items.

11/19/08 - A	Microsoft Corp. *MSFT*		594918104		09/05/08		158,000
	1	Elect Director Steven A. Ballmer	For	For			Mgmt
	2	Elect Director James I. Cash, Jr.	For	For			Mgmt
	3	Elect Director Dina Dublon	For	For			Mgmt
	4	Elect Director William H. Gates, III	For	For			Mgmt
	5	Elect Director Raymond V. Gilmartin	For	For			Mgmt
	6	Elect Director Reed Hastings	For	For			Mgmt
	7	Elect Director David F. Marquardt	For	For			Mgmt
	8	Elect Director Charles H. Noski	For	For			Mgmt
	9	Elect Director Helmut Panke	For	For			Mgmt
	10	Approve Executive Incentive Bonus Plan	For	For			Mgmt
RMG supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction.
	11	Amend Non-Employee Director Omnibus Stock Plan	For	For			Mgmt

                                                    VII. Vote Recommendation         RMG applies a modified policy to director equity plan proposals. Specifically, RMG considers the costs of equity plans including director plans and employee-based compensation plans in the binomial compensation model. If the total costs of the combined equity plans exceed the allowable cap, RMG will review the qualitative features of director compensation, taking into account: (i) director stock ownership guidelines; (ii) vesting schedule; (iii) mix between cash and equity; (iv) retirement/benefit and perquisites programs; and (v) quality of disclosure.         In this case, the estimated shareholder value transfer of the company's plans of 12 percent is above the allowable cap for this company of 10 percent. However, in reviewing the qualitative features of the company’s director compensation, Microsoft has met all the above criteria. Specifically, all directors are subject to stock ownership guidelines. Specifically, each director is required own shares equal in value to a minimum of three times the base annual retainer payable to a director by no later than Feb. 28, 2011 or five years after the director has become a member of the board. With respect to the vesting schedule, all stock awards, other than those granted in lieu of cash compensation, will vest over a period of not less than three years from the grant date. No information on retirement benefits to non-employee directors was found in the proxy statement. Non-employee directors are eligible to use personal computers, printers, and associated peripherals, and other computing devices that feature Microsoft software while they serve on the board in order to assist in their development understanding Microsoft’s business, products, and services. Each year, directors may receive an additional personal computing device and a game or media player device, each with associated peripherals, and Microsoft software and subscription services with an aggregate value of less than $10,000. RMG does not view the perk to be excessive or costly to shareholders. The company provided a tabular disclosure on its director compensation by displaying fees paid in cash versus stock awards for each non-employee director. The mix between cash and equity for non-employee directors is approximately 43-percent cash and 57-percent equity. In this case, we believe the company meets all of the above qualitative features of director compensation. As such, we recommend a vote FOR this proposal.

	12	Ratify Auditors	For	For			Mgmt
	13	Adopt Policies to Protect Freedom of Access to the Internet	Against	Against			ShrHoldr

Conclusion        Considering Microsoft’s development of certain formal policies related to Internet monitoring and censorship, taking into account the company’s disclosure and transparency relating to its policy position relating to human rights and the Internet, given its commitment to stakeholder engagements and its recent proactive discussion and adoption of principles for an industry code of conduct regarding freedom of expression and privacy globally with its peers, and provided the prescriptive nature of the proposed standards, we do not believe this that resolution warrants shareholder support.

	14	Amend Bylaws to Establish a Board Committee on Human Rights	Against	Against			ShrHoldr

Conclusion        In light of the disclosure of privacy policies and the company’s stated active stakeholder engagement in human rights, based on Microsoft’s existing human rights codes and policies including the public availability of a Code of Conduct and a Vendor Code of Conduct, in combination with the potential cost and procedural impact that may be associated with the establishment and implementation of a new board committee on human rights, RMG does not recommend shareholders support this resolution.

	15	Report on Charitable Contributions	Against	Against			ShrHoldr

Conclusion        Based on Microsoft’s existing level of disclosure pertaining to its charitable giving and due to its existing policies, oversight mechanisms, and third-party auditing of these contributions, and providing the public availability of information relating to certain charitable initiatives, RMG does not believe shareholder support for the resolution is warranted.

06/22/09 - A	Monster Worldwide, Inc. *MWW*		611742107		04/23/09		199,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 10 percent is equal to the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors	For	For			Mgmt

02/09/09 - S	Morgan Stanley *MS*		617446448		12/15/08		118,000
	1	Approve Conversion of Securities	For	For			Mgmt

RiskMetrics Group (RMG) notes that the conversion of Series B preferred shares to common shares pursuant to the Investment Agreement would dilute the company’s earnings per share and existing shareholders’ voting power, and might have an anti-takeover effect by making it more difficult or costly to obtain shareholder approval of actions such as a merger or removal of management.         We note that, while the initial conversion price of $25.25 is significantly above the current market price for the company’s common shares, mandatory conversion provisions, if triggered, would result in conversion of Series B preferred shares at a favorable conversion price for holders of Series B preferred. However, the conversion of some or all of the Series B preferred, while dilutive, will reduce the cost to common shareholders of dividends on the Series B preferred, which could be as high as $1.02 billion annually if shareholders do not support this proposal. Moreover, the $9 billion investment in the company was negotiated during an extremely turbulent time for the company and its peers, and was made as part of a broader strategic alliance with MUFG. We therefore recommend that shareholders vote FOR this proposal.

	2	Adjourn Meeting	For	For			Mgmt
Where RMG supports the underlying proposal, we may support a narrowly crafted proposal to adjourn to permit further solicitation.

04/29/09 - A	Morgan Stanley *MS*		617446448		03/04/09		110,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Roy J. Bostock --- Against
A vote AGAINST Roy J. Bostock is warranted for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director Erskine B. Bowles --- For
	1.3	Elect Director Howard J. Davies --- For
	1.4	Elect Director Nobuyuki Hirano --- For
	1.5	Elect Director C. Robert Kidder --- For
	1.6	Elect Director John J. Mack --- For
	1.7	Elect Director Donald T. Nicolaisen --- For
	1.8	Elect Director Charles H. Noski --- For
	1.9	Elect Director Hutham S. Olayan --- For
	1.10	Elect Director Charles E. Phillips, Jr. --- For
	1.11	Elect Director Griffith Sexton --- For
	1.12	Elect Director Laura D. Tyson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	For	For			Mgmt
The company's new program suggests that the company is moving in the right direction with respect to performance-based pay. On balance, the proposal warrants support.
	4	Amend Omnibus Stock Plan	For	Against			Mgmt

                                    VII. Vote Recommendation         We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company's plans of 20 percent is above the allowable cap for this company of 9 percent. Further, the company's adjusted three-year burn rate of 6.36 percent exceeded the industry burn rate cap of 5.56 percent.

	5	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to empower investors with the right to call special meetings, which is in the best interests of shareholders. The proposal limits the right to call a special meeting to an aggregate of at least 10 percent of the outstanding shares, which is a reasonable threshold. Therefore, this item warrants shareholder support.

	6	Require Independent Board Chairman	Against	For			ShrHoldr

After a review of each of the points above, due to the incomplete lead director duties, an affiliated outsider on the Nominating Committee and poor performance, shareholder support of this item is warranted.

05/12/09 - A	Novellus Systems, Inc. *NVLS*		670008101		03/27/09		166,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 17 percent is less than the allowable cap for this company of 20 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Executive Incentive Bonus Plan	For	For			Mgmt
Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.
	5	Ratify Auditors	For	For			Mgmt

05/19/09 - A	Omnicom Group Inc. *OMC*		681919106		03/30/09		22,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John D. Wren --- For

Shareholders should WITHHOLD votes from Compensation Committee members Messrs. Batkin, Henning, Coleman, and Roubos and Mses. Denison and Rice for problematic compensation practices in relation to the company's SERCR Plan.

	1.2	Elect Director Bruce Crawford --- For
	1.3	Elect Director Alan R. Batkin --- Withhold
	1.4	Elect Director Robert Charles Clark --- For
	1.5	Elect Director Leonard S. Coleman, Jr. --- Withhold
	1.6	Elect Director Errol M. Cook --- For
	1.7	Elect Director Susan S. Denison --- Withhold
	1.8	Elect Director Michael A. Henning --- Withhold
	1.9	Elect Director John R. Murphy --- For
	1.10	Elect Director John R. Purcell --- For
	1.11	Elect Director Linda Johnson Rice --- Withhold
	1.12	Elect Director Gary L. Roubos --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/23/09 - A	Pfizer Inc. *PFE*		717081103		02/24/09		46,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 6 percent is less than the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

	4	Limit/Prohibit Executive Stock-Based Awards	Against	Against			ShrHoldr

Vote Recommendation        On balance, we do not believe that this item warrants shareholder support. Prohibiting the grant of any future stock options to executives would impair the compensation committee's ability to design an appropriate mix of awards to executives and could put the company at a disadvantage relative to its peers. Given the overly restrictive nature of the proposal, we recommend a vote AGAINST this item.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Vote Recommendation        RMG believes that the advisory vote would allow shareholders a voice in a company's executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. While we recognize that Pfizer has a commendable history of responsiveness to shareholder concerns, we believe that an advisory vote on executive compensation is another step forward in enhancing board accountability.        RMG' recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company's current compensation practices.

	6	Provide for Cumulative Voting	Against	For			ShrHoldr

Vote Recommendation        In this case, the company fails to meet the requirements listed above. Although Pfizer has adopted a majority voting standard with a plurality carve-out and director resignation policy, it does not have proxy access or a similar structure. Accordingly, this proposal warrants shareholder support.

	7	Amend Bylaws -- Call Special Meetings	Against	For			ShrHoldr

Vote Recommendation        While we recognize the positive step taken by Pfizer in giving shareholders of 25 percent or more the right to call a special meeting in 2008, RMG believes that the less restrictive 10 percent threshold in this proposal is reasonable and would result in the enhancement of shareholder rights under the company's governing documents. Therefore, we believe this proposal warrants shareholder support.

02/04/09 - A	Rockwell Automation Inc *ROK*		773903109		12/08/08		27,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/09/09 - A	Staples, Inc. *SPLS*		855030102		04/13/09		137,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Basil L. Anderson --- Against

Vote AGAINST Basil L. Anderson, Arthur M. Blank, Mary Elizabeth Burton, Justin King, Carol Meyrowitz, Rowland T. Moriarty, Robert C. Nakasone, Ronald L. Sargent, Robert E. Sulentic, Vijay Vishwanath, and Paul F. Walsh for failure to implement the shareholder proposal requesting that the board allow shareholders owning ten percent of outstanding shares the right to call a special meeting.

	1.2	Elect Director Arthur M. Blank --- Against
	1.3	Elect Director Mary Elizabeth Burton --- Against
	1.4	Elect Director Justin King --- Against
	1.5	Elect Director Carol Meyrowitz --- Against
	1.6	Elect Director Rowland T. Moriarty --- Against
	1.7	Elect Director Robert C. Nakasone --- Against
	1.8	Elect Director Ronald L. Sargent --- Against
	1.9	Elect Director Elizabeth A. Smith --- For
	1.10	Elect Director Robert E. Sulentic --- Against
	1.11	Elect Director Vijay Vishwanath --- Against
	1.12	Elect Director Paul F. Walsh --- Against
	2	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Nonqualified Employee Stock Purchase Plan	For	For			Mgmt
RMG approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable and there are limitations on participation.
	4	Ratify Auditors	For	For			Mgmt
	5	Reincorporate in Another State [from Delaware to North Dakota]	Against	For			ShrHoldr

Notwithstanding the company's ability to improve its governance practices while incorporated in Delaware, the proposed reincorporation to North Dakota would positively impact shareholder rights based on comparison of state statutes and overall governance provisions. In addition, the positive recommendation for this non-binding proposal should be seen as support for the principle of improving the company's governance standards. Given that the board ignored a clear shareholder mandate to enable shareholders holding ten percent of the company's common stock to call a special meeting, this item warrants support.

04/14/09 - A	The Bank Of New York Mellon Corp. *BK*		064058100		02/13/09		95,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ruth E. Bruch --- For

The company employs a plurality vote standard for director elections and a director resignation policy in its governance guidelines that requires any director who receives more WITHHOLD votes than FOR votes to tender his or her resignation from the board. The board would determine, through a process managed by the Corporate Governance and Nominating Committee, whether or not to accept the director's resignation. Hence, the effect of withholding votes from a director nominee could be removal of the nominee from the board. That said, RMG recommends that shareholders vote FOR the directors with the exception of independent outsider Samuel C. Scott, III. We recommend that shareholders WITHHOLD votes from Samuel C. Scott, III for sitting on more than three boards.

	1.2	Elect Director Nicholas M. Donofrio --- For
	1.3	Elect Director Gerald L. Hassell --- For
	1.4	Elect Director Edmund F. Kelly --- For
	1.5	Elect Director Robert P. Kelly --- For
	1.6	Elect Director Richard J. Kogan --- For
	1.7	Elect Director Michael J. Kowalski --- For
	1.8	Elect Director John A. Luke, Jr. --- For
	1.9	Elect Director Robert Mehrabian --- For
	1.10	Elect Director Mark A. Nordenberg --- For
	1.11	Elect Director Catherine A. Rein --- For
	1.12	Elect Director William C. Richardson --- For
	1.13	Elect Director Samuel C. Scott III --- For
	1.14	Elect Director John P. Surma --- For
	1.15	Elect Director Wesley W. von Schack --- For
	2	Advisory Vote to Ratify Named Executive Officers' Compensation	For	For			Mgmt

Vote Recommendation        The company has provided comprehensive disclosure with respect its incentive programs, disclosing the performance metrics and associated weights, as well as the hurdle rates for the metric used. While there are concerns about some pay practices, these are limited to a time period or were previously considered in our prior proxy analyses. On balance, RMG recommends that shareholders vote FOR this proposal.

	3	Ratify Auditors	For	For			Mgmt
	4	Provide for Cumulative Voting	Against	For			ShrHoldr

Conclusion        In this case, the company fails to meet the requirements listed above. Specifically, the company has not adopted a majority voting standard with a plurality carve-out and its corporate governance documents do not describe proxy access or a similar structure. Accordingly, the proposal warrants shareholder support.

	5	Stock Retention/Holding Period	Against	For			ShrHoldr

Vote Recommendation        RMG commends the company for having implemented rigorous stock ownership and a meaningful retention guidelines. However, RMG believes, in this case, the more rigorous policy proposed may better address shareholders' concerns about maintaining strong links between the interests of top executives and long-term shareholder value.

04/29/09 - A	The McGraw-Hill Companies, Inc. *MHP*		580645109		03/09/09		113,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Sir Michael Rake --- For

Vote Recommendation        The board's track record of accountability to shareholders raises concerns that the board may be entrenched. As noted above, in the past three years the company has failed to implement multiple shareholder proposals that have garnered majority shareholder support. Per RMG’s policy, we may recommend that shareholders withhold votes from the entire board if it fails to act on a shareholder proposal that received approval of the majority of shares outstanding at the last annual meeting. Consequently, RMG recommends that shareholders WITHHOLD votes from independent outsiders Sir Michael Rake, Kurt L. Schmoke, and Sidney Taurel for failure to take steps to implement the election of each director annually and the adoption of a simple majority vote requirement.        Note that the company employs a plurality vote standard for director elections coupled with a director resignation policy that requires any director who receives more "withhold" votes than "for" votes to tender his or her resignation from the board. The board would determine, through a process managed by the Nominating and Governance Committee, whether or not to accept the director's resignation. Hence, the effect of withholding votes from a director nominee could be removal of the nominee from the board.

	1.2	Elect Director Kurt L. Schmoke --- For
	1.3	Elect Director Sidney Taurel --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    II. Vote Recommendation RMG believes that the item is positive since it allows the reapproval of performance measures that permit the plan to comply with Section 162(m) of the Internal Revenue Code in order to preserve the tax deductibility of certain compensation paid to the company's executive officers. Therefore, we recommend that shareholders vote FOR this proposal.

	3	Ratify Auditors	For	For			Mgmt
	4	Declassify the Board of Directors	Against	For			ShrHoldr
Accordingly, RMG believes this proposal warrants shareholder support.
	5	Reduce Supermajority Vote Requirement	Against	For			ShrHoldr
Accordingly, this item warrants shareholder support.
	6	Report on Political Contributions	Against	For			ShrHoldr

Vote Recommendation        Although McGraw-Hill provides information regarding its political contribution policies and oversight mechanisms in its publicly available Political Contributions and Payments Policy, the company does not appear to publicly disclose its business rationale for supporting certain significant public policy initiatives. Beyond its proxy statement response stating that its trade association activities are overseen by its senior management and regulated by the Political Contributions and Payments Policy, this statement is not codified in its existing Political Contributions and Payments Policy. Additionally, the company does not provide substantive details into its policies governing and oversight mechanisms of trade association spending, or the overarching business rationale for supporting such trade association memberships. Enhanced insight into McGraw-Hill’s corporate political contributions and trade association policies, initiatives, and oversight mechanisms would provide shareholders with more thorough and consolidated information into the potential risks and benefits associated with its political involvement. Therefore, based on McGraw-Hill’s limited disclosure of its corporate political contributions and trade association policies, initiatives, and oversight mechanisms, this resolution warrants shareholder support.

	7	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Director accountability is a key component of good corporate governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholder. RMG believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, RMG does not support any resolutions that do not allow for a plurality carve-out for plurality elections when there are more nominees that board seats. RMG advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.

	8	Require Independent Board Chairman	Against	For			ShrHoldr

Vote Recommendation        After evaluating each of the points mentioned above, RMG believes that this proposal warrants shareholder support. Given our concerns regarding the board’s accountability to shareholders and the fact that company's Presiding Director was not appointed by independent directors, we recommend that shareholders vote FOR this proposal.

05/13/09 - A	The Western Union Company *WU*		959802109		03/16/09		174,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

01/16/09 - S	Time Warner Inc *TWX*		887317105		11/20/08		279,000
	1	Approve Reverse Stock Split	For	For			Mgmt

Given that there will be a proportional reduction in the company's authorized common shares and the proposed split could potentially improve the liquidity of the company's stock, we recommend that shareholders support Item 1.

06/22/09 - A	Tyco Electronics Ltd. *TEL*		G9144P105		04/03/09		86,575
	1	Elect Directors	For	For			Mgmt
	2	Approve Amended and Restated Tyco Electronics Ltd. 2007 Stock and Incentive Plan	For	For			Mgmt

                                    VI. Vote Recommendation         RMG notes that the proposed amendments represent material improvement in the company's equity compensation plan. In addition, the amendment would also allow the company to obtain favorable tax treatment under Section 162(m). As such, we recommend that shareholders vote in favor of this proposal.

	3	Approve Deloitte & Touche LLP as Auditors and Authorize Board to Fix Their Remuneration	For	For			Mgmt

06/22/09 - S	Tyco Electronics Ltd. *TEL*		G9144P105		04/06/09		86,575
	1	Change Country of Incorporation from Bermuda to Switzerland	For	For			Mgmt
	2	Amend Bye-laws Re: Eliminate Certain Supermajority Vote Requirements	For	For			Mgmt
	3	Amend Bye-laws Re: Increase Registered Share Capital	For	For			Mgmt
	4	Approve Dividend of USD 0.16 Per Share Through a Reduction in Share Capital	For	For			Mgmt
	5	Approve Swiss Law as the Authoritative Governing Legislation	For	For			Mgmt
	6	Change Company Name to Tyco Electronics Ltd.	For	For			Mgmt
	7	Amend Corporate Purpose	For	For			Mgmt
	8	Adopt New Articles of Association	For	For			Mgmt
	9	Approve Schaffhausen, Switzerland as Principal Place of Business	For	For			Mgmt
	10	Appoint PricewaterhouseCoopers AG, Zurich as Special Auditor	For	For			Mgmt
	11	Ratify Deloitte AG as Auditors	For	For			Mgmt
	12	Approve Additional Provisions to the Articles of Association Re: Limit the Number of Shares that may be Registered	For	Against			Mgmt
As the Swiss Continuation is not contingent upon the approval of this amendment and the voting rights limitation is not in the best interests of shareholders, this proposal warrants opposition.
	13	Approve Additional Provisions to the Articles of Association Re: Supermajority Vote and Amendment to the Provisions in Proposal 12	For	Against			Mgmt

Requiring approval by more than a simple majority of voting shares, when not required by law, may entrench management by preventing actions that may benefit shareholders, which warrants a vote against this proposal.

	14	Adjourn Meeting	For	For			Mgmt

03/12/09 - A	Tyco International Ltd. *TYC*		G9143X208		01/06/09		102,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For			Mgmt
	3	Amend 2004 Stock and Incentive Plan	For	For			Mgmt

03/12/09 - S	Tyco International Ltd. *TYC*		G9143X208		01/16/09		102,000
	1	Change of Domicile	For	For			Mgmt
	2	Increase Authorized Capital	For	For			Mgmt
	3	Change Company Name to Tyco International Ltd.	For	For			Mgmt
	4	Amend Corporate Purpose	For	For			Mgmt
	5	Adopt New Articles of Association	For	For			Mgmt
	6	Confirmation of Swiss Law as the Authoritative Governing Legislation	For	For			Mgmt
	7	Approve Schaffhausen, Switzerland as Our Principal Place of Business	For	For			Mgmt
	8	Appoint PriceWaterhouseCoopers AG, Zurich as Special Auditor	For	For			Mgmt
	9	Ratify Deloitte AG as Auditors	For	For			Mgmt
	10	Approve Dividends in the Form of a Capital Reduction	For	For			Mgmt
	11	Adjourn Meeting	For	For			Mgmt

04/30/09 - A	Valero Energy Corp. *VLO*		91913Y100		03/02/09		112,100
	1	Elect Directors	For	Against			Mgmt
	1.1	Elect Director Jerry D. Choate --- Against
Vote Recommendation RMG recommends that shareholders vote AGAINST all director nominees for failure to implement a majority supported (as defined by RMG) shareholder proposal.
	1.2	Elect Director William R. Klesse --- Against
	1.3	Elect Director Donald L. Nickles --- Against
	1.4	Elect Director Susan Kaufman Purcell --- Against
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr
	4	Stock Retention/Holding Period	Against	For			ShrHoldr

While the company maintains stock ownership guidelines for executives, RMG notes that the guidelines are not rigorous. Further, the company does not impose any holding period requirements or retention requirements unless the executive is below the ownership threshold. Finally, the company does not address the post-termination holding requirements of company stock.         Hence, RMG recommends that shareholders vote FOR this proposal.

	5	Disclose Information on Compensation Consultant	Against	For			ShrHoldr
Based on the above disclosure, RMG believes that the company has not adequately met the proponent's request. Hence, RMG recommends that shareholders vote FOR this proposal.
	6	Report on Political Contributions	Against	For			ShrHoldr

Valero does not appear to provide information on its political contribution policies, initiatives or oversight mechanisms. In addition, Valero does not disclose information regarding the company’s trade association policies, expenditures or oversight mechanisms. While an item-by-item accounting of political expenditures may not be necessary to provide shareholders with insight into Valero’s public policy activities; some transparency into its political contribution policies, activities and management as well as information on the types of trade associations the company may be a member of, and specific oversight procedures for association spending could provide shareholders with information that would allow an understanding of the potential value and/or risks of such activities without undue cost or burden. Furthermore, greater transparency regarding the company’s political contributions and trade association policies and oversight mechanisms should not cause Valero to disclose information that could be used by parties with interests opposing those of the company or inhibit the company’s ability to be involved in the public policy process. As a result, shareholder support for this proposal is warranted.

06/05/09 - A	Wal-Mart Stores, Inc. *WMT*		931142103		04/09/09		34,000
	1	Elect Director Aida M. Alvarez	For	For			Mgmt
	2	Elect Director James W. Breyer	For	For			Mgmt
	3	Elect Director M. Michele Burns	For	For			Mgmt
	4	Elect Director James I. Cash, Jr.	For	For			Mgmt
	5	Elect Director Roger C. Corbett	For	For			Mgmt
	6	Elect Director Douglas N. Daft	For	For			Mgmt
	7	Elect Director Michael T. Duke	For	For			Mgmt
	8	Elect Director Gregory B. Penner	For	For			Mgmt
	9	Elect Director Allen I. Questrom	For	For			Mgmt
	10	Elect Director H. Lee Scott, Jr.	For	For			Mgmt
	11	Elect Director Arne M. Sorenson	For	For			Mgmt
	12	Elect Director Jim C. Walton	For	For			Mgmt
	13	Elect Director S. Robson Walton	For	For			Mgmt
	14	Elect Director Christopher J. Williams	For	For			Mgmt
	15	Elect Director Linda S. Wolf	For	For			Mgmt
	16	Ratify Auditors	For	For			Mgmt
	17	Amend EEO Policy to Prohibit Discrimination based on Sexual Orientation and Gender Identity	Against	For			ShrHoldr

Vote Recommendation        The proponent is requesting the company amend its equal employment opportunity (EEO) policy to prohibit discrimination based on sexual orientation and gender identity. While Wal-Mart’s existing EEO policy, as included in the company’s Statement of Ethics, prohibits discrimination based on sexual orientation, it does not explicitly prohibit discrimination based on gender identity, though presumably it would be covered in practice under the policy’s language of commitment to maintaining a diverse workforce and an inclusive work environment. The company appears to have a proactive approach to diversity and inclusion through dedicated resources for a department on diversity, a supplier diversity department, its Employment Practices Advisory Panel, and the involvement of the board on diversity initiatives. In addition, Wal-Mart appears to have a significant level of disclosure regarding the company’s diversity related policies and performance as evidenced by its publicly available Diversity and Inclusion Report, dedicated diversity pages on the company’s Web site, and the publishing of its EEO-1 Data report.         However, companies are moving to include language explicitly prohibiting discrimination based on gender identity, in addition to sexual orientation, in EEO policies, a step that would clearly compliment and help communicate Wal-Mart’s commitment to an inclusive workplace, and one that could be accomplished without incurring substantial compliance costs. For these reasons, this proposal merits shareholder support.

	18	Pay For Superior Performance	Against	Against			ShrHoldr
Vote Recommendation Vote AGAINST this proposal as the company already maintains a well-disclosed, pay-for-performance compensation plan for its named executive officers.
	19	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr
Vote Recommendation Vote FOR this proposal as it promotes a constructive dialogue between shareholders and management regarding the company's executive compensation practices.
	20	Report on Political Contributions	Against	For			ShrHoldr

Vote Recommendation        Wal-Mart appears to provide shareholders with some limited information regarding the company’s general political contribution policies and discloses the role of the Government Relations Department in approving the company’s political contributions and the use of company assets for political purposes. The company does not, however, appear to provide detailed disclosure regarding its accountability mechanisms for corporate political contributions, its rationale behind these contributions, or information relating to general policies and procedures governing the company’s trade association participation, including the types of associations being supported and the company’s rationale for supporting these organizations.         Wal-Mart shareholders could benefit from improved disclosure regarding the company’s political contribution and trade association policies, initiatives, and oversight mechanisms. Such information could help shareholders assess the relative risks and benefits associated with public policy activities without significant cost, burden, or strategic risk for the company. Therefore, this resolution warrants shareholder support.

	21	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr
Vote Recommendation Vote FOR this proposal as it provides for a reasonable threshold of ten percent and gives shareholders a means by which to act on certain matters in between annual meetings.
	22	Stock Retention/Holding Period	Against	Against			ShrHoldr

Vote Recommendation        The company's equity grant practices are generally reasonable and performance-based. The proposal would substantially interfere with these grant practices without providing significant benefits for shareholders. As such, shareholders should vote AGAINST this proposal.

01/14/09 - A	Walgreen Co. *WAG*		931422109		11/17/08		83,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director William C. Foote --- For

Vote Recommendation        RMG will continue to monitor significant events at the company and the actions of the board to determine if the company is operating in the best interests of shareholders and making efforts to increase shareholder value going forward. At this year’s annual meeting, RMG will be recommending shareholders vote FOR all director nominees.

	1.2	Elect Director Mark P. Frissora --- For
	1.3	Elect Director Alan G. Mcnally --- For
	1.4	Elect Director Cordell Reed --- For
	1.5	Elect Director Nancy M. Schlichting --- For
	1.6	Elect Director David Y. Schwartz --- For
	1.7	Elect Director Alejandro Silva --- For
	1.8	Elect Director James A. Skinner --- For
	1.9	Elect Director Marilou M. Von Ferstel --- For
	1.10	Elect Director Charles R. Walgreen III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

RMG approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Require Independent Board Chairman	Against	For			ShrHoldr

Vote Recommendation        After a review of the company’s governance features, RMG has determined that the company has neither met the requirements of the shareholder proposal, nor the terms of our policy on this issue. While we commend the company for appointing a lead independent director, we note that his/her duties fall short of RMG's requirements. More specifically, RMG notes that Mr. McNally does not have have the authority to approve meeting schedules or to assure that there is sufficient time for discussion of all agenda items. Also, while Mr. McNally reviews meeting agendas and the information to be sent to the board, we note that there is a subtle difference between reviewing and approving, the latter of which is preferred by RMG. Approving agenda items and the information to be sent to the board provides more accountability and ownership of such tasks.RMG also notes that Walgreen does not provide a compelling rationale for its lack of an independent chairman. Therefore, RMG recommends that shareholders vote FOR this proposal.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Vote Recommendation        RMG believes that the advisory vote would allow shareholders a voice in a company's executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.        RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company's current compensation practices.

06/25/09 - A	Yahoo!, Inc. *YHOO*		984332106		04/27/09		125,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Carol Bartz --- For

Vote Recommendation        We recommend shareholders vote AGAINST Carl C. Icahn for sitting on more than six boards. Note that the company employs a majority vote standard for the election of directors, which provides that a director nominee must receive the affirmative majority of votes cast to be elected to the board. Under this voting standard, voting AGAINST a director nominee could have the effect that the nominee is not elected to serve on the board.

	1.2	Elect Director Frank J. Biondi, Jr. --- For
	1.3	Elect Director Roy J. Bostock --- For
	1.4	Elect Director Ronald W. Burkle --- For
	1.5	Elect Director John H. Chapple --- For
	1.6	Elect Director Eric Hippeau --- For
	1.7	Elect Director Carl C. Icahn --- Against
	1.8	Elect Director Vyomesh Joshi --- For
	1.9	Elect Director Arthur H. Kern --- For
	1.10	Elect Director Mary Agnes Wilderotter --- For
	1.11	Elect Director Gary L. Wilson --- For
	1.12	Elect Director Jerry Yang --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                    VII. Vote Recommendation         The estimated shareholder value transfer of the company's plans of 11 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors	For	For			Mgmt
	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Vote Recommendation        RMG believes that the advisory vote would allow shareholders a voice in a company's executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.        The proposal warrants shareholder support. Recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company's current compensation practices.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Matrix Advisors Value Fund, Inc.

By /s/  David Katz
     David A. Katz, President

Date August 18, 2009